John Hancock High Yield Municipal Bond Fund

Supplement to the Prospectus dated January 1, 2008

GOAL AND STRATEGY

Under the “GOAL AND STRATEGY” section, the paragraph under the Investments and Relevant limits/policies table is amended and restated as follows:

The fund may buy bonds of any maturity. If a bond’s credit rating rises or falls, the fund does not have to sell it unless the adviser or subadviser determines a sale is in the fund’s best interest. Accordingly, the fund may for periods of time, hold a lower percentage of qualifying securities. While the percentage of qualifying securities held is below 80%, the fund will only purchase qualifying securities. The fund is non-diversified and may invest more than 5% of net assets in securities of any given issuer. The fund may invest heavily in bonds from any given state or region. The fund may make limited investments in certain derivatives (contracts whose value is based on indexes or other securities), generally for use in managing interest rate risk.

January 22, 2008